UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1300 Morris Drive	Chesterbrook,	PA	19087-5594
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 12, 2021, Steven H. Collis, Chairman, President and Chief Executive Officer of AmerisourceBergen Corporation (the "Company"), adopted a pre-arranged Rule 10b5-1 stock trading plan (the "10b5-1 plan"). Under the 10b5-1 plan, Mr. Collis may sell up to an aggregate of 202,181 shares of the Company’s common stock, including 188,703 shares to be acquired through the exercise of vested stock options which are scheduled to expire on November 12, 2021 and November 11, 2022. Shares may be sold under the 10b5-1 plan on the open market at prevailing market prices and subject to minimum price thresholds specified therein. The 10b5-1 plan is scheduled to terminate on August 20, 2021, unless terminated sooner in accordance with its terms.

Mr. Collis is subject to the Company’s executive stock ownership guidelines, under which he is required to hold vested shares, vested options, and grants of unvested restricted stock units valued at least six times his base salary. As of February 12, 2021, Mr. Collis beneficially owned 905,775 shares of the Company's common stock and, assuming all sales are made under the 10b5-1 plan, Mr. Collis will continue to meet the Company's executive stock ownership guidelines. In addition, Mr. Collis has unvested stock options and restricted stock units, and is eligible to receive performance shares based on the Company's cumulative performance at the end of the applicable three-year performance cycle. Mr. Collis does not expect the 10b5-1 plan to materially change his ownership position. The 10b5-1 plan was adopted in a scheduled open window period under the Company’s insider trading policy. The 10b5-1 plan was designed to comply with the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit persons to enter into a pre-arranged plan for buying or selling Company stock at a time when such person is not in possession of material, nonpublic information about the Company.

The transactions under the 10b5-1 plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific pre-arranged Rule 10b5-1 stock trading plans of Company officers, nor to report modifications or terminations of the aforementioned 10b5-1 plan or the plans of any other individual.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	February 18, 2021	By:	/s/ John G. Chou
		Name:	John G. Chou
		Title:	Executive Vice President & Chief Legal Officer